TeraWulf Increases Operating Capacity to >1.6 EH/s and Announces $17 million of Incremental Capital

EASTON, Md. – October 10, 2022 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, domestic bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced it has increased its total operating capacity to more than 1.6 EH/s at its Lake Mariner facility in New York. The Company also announced $17 million of new capital, comprised of an approximate $9.5 million non-brokered private placement of equity (the “Private Placement”) and $7.5 million of incremental proceeds under the Company’s Term Loan.

Increased Operating Capacity

TeraWulf today announced it has expanded its operating capacity to exceed 1.6 EH/s. This follows the recent full energization of Building 1 (50 MW) at the Company’s Lake Mariner facility in New York. Building 2 (also 50 MW) at Lake Mariner remains on track to be energized by the end of Q4 2022, expanding the Company’s expected near-term self-mining operating capacity to 3.8 EH/s.

TeraWulf’s Founder and Chief Executive Officer, Paul Prager, commented, “We are pleased to achieve such a significant ramp of mining operations at Lake Mariner, and look forward to further expanding our operating capacity in the months ahead. I would like to thank the tireless construction team at Lake Mariner for their extraordinary work on getting this facility online and increasing our hashing capacity as efficiently and safely as possible.”

As previously announced, the Nautilus Cryptomine facility is in the final stages of construction and is projected to begin mining this quarter. The Nautilus Cryptomine, a partnership between TeraWulf and Talen Energy Corp., has access to up to 300 MW of bitcoin mining capacity from the 2.3 GW Susquehanna Nuclear Station in Pennsylvania and is expected to be the first domestic bitcoin mining facility site that is powered by 100% “behind the meter” nuclear energy.

TeraWulf continues to target reaching a total of 5.8 EH/s of operational mining capacity across its two mining facilities in Q1 2023.

Incremental Capital

In connection with the Private Placement, the Company has entered into a securities purchase agreement with existing investors for approximately $9.5 million of common stock shares and warrants to acquire 7,481,746 additional shares of its common stock (the "Warrants"). The Warrants will be exercisable immediately upon issuance, in whole or in part, at an exercise price of $1.93 per share and will have a five-year term. Aggregate gross proceeds from the offering were approximately $9.5 million, before deducting estimated offering expenses payable by the Company, based on an offering price equal to the trailing 10-day volume weighted price of $1.26 for each share of the Company's common stock plus one Warrant.

Simultaneous with the Private Placement, the Company drew an incremental $7.5 million of available proceeds under its $50 million Term Loan add-on facility entered into in July 2022 with existing lenders. TeraWulf intends to use net proceeds of the Private Placement, in conjunction with the incremental debt, to fund expenditures related to Bitcoin mining infrastructure and equipment, as well as for general corporate purposes.

“With this funding, we are well positioned to continue the value creating deployment of our mining facilities and move the Company a step closer to self-sustaining operations,” said Patrick Fleury, TeraWulf’s Chief Financial Officer.

“We are grateful to our investors, including some who have been with the Company since its inception, and our lenders for their continued support and confidence in our management team,” added Paul Prager.

The securities were offered in a private placement under the Securities Act of 1933, as amended (the "Act") and have not been registered under the Act, or applicable state securities laws. Pursuant to a registration rights agreement with the investors, the Company has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock and the shares issuable upon exercise of the Warrants.

About TeraWulf

TeraWulf (Nasdaq: WULF) owns and operates vertically integrated environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company is currently developing two mining facilities, Lake Mariner in New York and the Nautilus Cryptomine Facility in Pennsylvania, with the objective of over 800 MW of mining capacity deployed by 2025, enabling over 23 EH/s of expected hashrate. TeraWulf generates domestically produced bitcoin powered by nuclear, hydro, and solar energy with a goal of utilizing 100% zero-carbon energy. With a core focus of ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

Company Contact:
Sandy Harrison
harrison@terawulf.com
(410) 770-9500